BARON

FUNDS®

Baron Opportunity Fund

Supplement dated August 27, 2015 to Summary Prospectus dated

January 28, 2015

Effective August 27, 2015, Baron Opportunity Fund (the “Fund”) will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, senior research analysts on the Fund, while Michael Lippert, the Fund’s portfolio manager, recovers from a bicycle accident.

Effective August 27, 2015, the Summary Prospectus of the Fund is modified as follows:

On page 5 of the Summary Prospectus, the Portfolio Manager paragraph under Management is deleted in its entirety and replaced with the following: “Portfolio Manager. Michael Lippert has been the portfolio manager of the Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. Effective August 27, 2015, the Fund will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, research analysts on the Fund, while Mr. Lippert recovers from a bicycle accident. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011. Mr. Rosenberg and Mr. Mehra have worked at the Adviser as research analysts since May of 2006 and July of 2011, respectively.”

This information supplements the Summary Prospectus dated January 28, 2015. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.